EXHIBIT 10.5

SECOND AMENDMENT

TO

REGISTRATION AGREEMENT

This Second Amendment to Registration Agreement (this “Amendment”), is made and entered into effective as of March 4, 2015 (the “Effective Date”), and amends that certain Registration Agreement, dated as of January 4, 2013, by and among ECPM Holdings, LLC, a Delaware limited liability company (the “Company”), and the other parties thereto, as amended by that certain First Amendment to Registration Agreement, effective as of October 30, 2014 (the “Registration Agreement”). All capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Registration Agreement.

RECITALS

A. The Company desires to amend the Registration Agreement in order to amend the definition of “Investor Registrable Securities”, as more specifically described herein and to add certain Other Holders.

B. The Board of Managers of the Company has approved this Amendment by unanimous written consent effective as of February 28, 2015.

C. The undersigned holders of units of membership interests of the Company collectively constitute holders of a majority of each of the Investor Registrable Securities and the Other Registrable Securities.

D. For purposes of approving the Amendment in accordance with Section 9(d) of the Registration Agreement, the undersigned hereby consent to the adoption of this Amendment and the terms and conditions contained herein.

AMENDMENTS

NOW, THEREFORE, in consideration of the mutual agreements, terms, conditions, and covenants set forth in this Amendment, the parties agree as follows:

1. Effective Date. This Amendment shall be effective as of the Effective Date.

2. Amendments.

a. Section 1(b) of the Registration Agreement is hereby amended by deleting the first sentence of Section 1(b) and replacing it with the following:

“Either (x) the Investors holding a majority of the Investor Registrable Securities held by all Investors or (y) the holders of a majority of the Investor Registrable Securities shall be entitled to request two (2) Long-Form Registrations in which the Company shall pay all Registration Expenses (“Company-paid Long-Form Registrations”); provided that the aggregate offering value of the Investor Registrable Securities requested to be registered in any Long-Form Registration is at least $10 million.”

b. The second sentence of Section 1(b) of the Registration Agreement is hereby amended by (a) inserting the phrase “or holders effecting the demand” immediately following the first reference to “Investors” and (b) inserting the phrase “or holders” immediately following the second reference to to “Investors”.

c. The definition of “Investor Registrable Securities” in Section 8(c) of the Registration Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

““Investor Registrable Securities” means (i) any Common Stock issued or issuable upon the conversion of any Class A Unit (including any Class A-1 Unit) issued pursuant to any of the Class A Unit Purchase Agreements, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend or split of equity securities or in connection with a combination of equity securities, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above (it being acknowledged that following an IPO, any Other Registrable Securities held by Other Holders that also hold securities described in clauses (i) or (ii) above shall constitute Investor Registrable Securities).”

d. Section 8 of the Registration Agreement is hereby amended by adding a new definition for “Class A Unit Purchase Agreements” immediately following the definition of “Common Stock”, which reads as follows:

““Class A Unit Purchase Agreements” means any of (i) the Purchase Agreement, (ii) that certain Unit Purchase Agreement, dated as of October 30, 2014, among the Company and the Purchasers named therein and/or (iii) that certain Unit Purchase Agreement, dated as of March 4, 2015, among the Company and the Purchasers named therein.”

e. The Schedule of Other Holders attached to the Registration Agreement is hereby amended by adding the Other Holders listed on Schedule 1 attached hereto, and such additional Other Holders listed on Schedule 1 shall be added as parties to the Registration Agreement as Other Holders upon their execution and delivery to the Company of a joinder, in a form substantially similar to the joinder attached as Exhibit A to the Registration Agreement.

f. The Schedule of Investors attached to the Registration Agreement is hereby amended by adding the Investor listed on Schedule 2 attached hereto, and such additional Investor listed on Schedule 2 shall be added as parties to the Registration Agreement as an Investor upon its execution and delivery to the Company of a joinder, in a form substantially similar to the joinder attached as Exhibit A to the Registration Agreement.

3. Registration Agreement to Remain in Full Force and Effect. Except as specifically provided herein, the Registration Agreement, as amended by this Amendment, shall remain in full force and effect, and the provisions thereof are hereby ratified and confirmed.

4. Sufficiency of Consent. The undersigned hereby acknowledge and agree that the consent of the undersigned provided herein, together with the approval by the Board of Managers of the Company (which has been separately obtained), constitutes all the consents and approvals required to adopt this Amendment.

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5. Further Actions. The undersigned hereby agree to take such actions and to execute such documents and other instruments as may be necessary or desirable to give effect to the purposes of this Amendment. Furthermore, the undersigned hereby consent to the taking of any actions and the execution of any documents or other instruments by any officer of the Company deemed by such officer necessary or desirable to give effect to the purposes of this Amendment.

6. Governing Law. This Amendment shall be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws of that State.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument.

{ Signature page to follow }

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

THE COMPANY:

ECPM HOLDINGS, LLC

By:	/s/ Mark G. Gilreath
Mark Gilreath
President

Signature Page to Second Amendment to Registration Rights Agreement

REQUISITE HOLDERS INVESTOR REGISTRABLE SECURITIES:

SC US GF V HOLDINGS, LTD. a Cayman Islands exempted company

By:	SEQUOIA CAPITAL U.S. GROWTH FUND V, L.P.
SEQUOIA CAPITAL USGF PRINCIPALS FUND V, L.P.
both Cayman Islands exempted limited partnerships, its Members

By:	SCGF V MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC US (TTGP), LTD.,
a Cayman Islands exempted company, its General Partner

By:

/s/ Scott Carter
Name:	Scott Carter
Title:	Director

Signature Page to Second Amendment to Registration Rights Agreement

REQUISITE HOLDERS OTHER REGISTRABLE SECURITIES:

RIVER CITIES CAPITAL FUND IV L.P.

By:	River Cities Management IV LLC
Its:	General Partner

By:	/s/ Edward C. McCarthy
Name:	Edward C. McCarthy
Title:	Manager

RIVER CITIES CAPITAL FUND IV (N.Q.P.) L.P.

By:	River Cities Management IV LLC
Its:	General Partner

By:	/s/ Edward C. McCarthy
Name:	Edward C. McCarthy
Title:	Manager

COUNCIL CAPITAL II, L.P.

By:	Council Capital Partners II, LLC
Its:	General Partner

By:	/s/ Dennis C. Bottorff
Name:	Dennis C. Bottorff
Title:	Managing General Partner

ENVEST III, LLC

By:	Envest Management III, LLC
Its:	Managing Member

By:	/s/ David Kaufman
Name:	David Kaufman
Title:	Manager

Signature Page to Second Amendment to Registration Rights Agreement

U.M. ACCELMED L.P.

By: U.M. Accelmed Management (2009) Ltd.
Its: General Partner

By:	/s/ Uri Geiger
Name:	Uri Geiger
Title:	Managing Partner

EVERGREEN V, L.P.
By: Evergreen V GP, L.P, its general partner
By: Evergreen 5 G.P. Ltd., its general partner

By:	/s/ Ronit Bendori
Name:	Ronit Bendori
Title:	Partner

EVERGREEN V-A, L.P.
By: Evergreen V GP, L.P, its general partner
By: Evergreen 5 G.P. Ltd., its general partner

By:	/s/ Ronit Bendori
Name:	Ronit Bendori
Title:	Partner

Signature Page to Second Amendment to Registration Rights Agreement

Schedule I

Other Holders

Deerfield Private Design Fund III, L.P.

780 Third Avenue

37th floor

New York, NY 10017

F: (+1) 212-599-3075

ABG II-EndoChoice Limited

c/o ABG II-EndoChoice Limited

Kingston Chambers, PO Box 173, Road Town,

Tortola, British Virgin Islands

Rock Springs Capital Master Fund LP

c/o Rock Springs Capital

Attention: Alexandra Fulk and Evans Apeadu

650 S. Exeter St., Suite 1070

Baltimore, MD 21202

alex@rockspringscapital.com

evans@rockspringscapital.com

Union Grove Partners Direct Venture Fund, LP

c/o Union Grove Partners Direct Venture Fund, LP

301 W. Barbee Chapel Rd.

Suite 220

Chapel Hill, NC 27517

Schedule 2

Investor

Sequoia Capital U.S. Growth Fund V, L.P.

c/o Sequoia Capital

2800 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Attention:        Scott Carter

Fax:                 (650) 854 2977